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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement filed on Form S-8 (Commission File Number 33-68506) of Whitney Holding Corporation of our report dated June 24, 2005 relating to the financial statements and supplemental schedule of the Whitney National Bank Savings Plus Plan, which appears in this Annual Report on Form 11-K.

/s/ PricewaterhouseCoopers LLP

New Orleans, Louisiana
June 28, 2005